UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 1, 2005

Brush Engineered Materials Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-15885	34-1919973
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17876 St. Clair Avenue, Cleveland, Ohio		44110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-486-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On February 1, 2005, the Organization and Compensation Committee (the "Committee") of the Board of Directors of Brush Engineered Materials Inc. (the "Company") took the following actions:

ANNUAL PERFORMANCE COMPENSATION

Incentives for 2004

The Company's 2004 Management Performance Compensation Plan (the "MPC Plan") provides for annual, single-sum cash payments that are based on achieving pre-established financial objectives and qualitative performance factors. The financial objectives established by the Committee for 2004 were based on operating profit improvement and reduction in working capital. Qualitative factors included performance against certain strategic measures that reflected individual's contributions for the year. The Committee approved payments under the 2004 MPC Plan to the Chief Executive Officer and the other executive officers as follows:

Gordon D. Harnett, CEO--$738,524
Daniel A. Skoch, Senior VP Administration--$255,293
John D. Grampa, VP Finance and CFO--$237,476
Richard J. Hipple, President of Alloy Products, Brush Wellman Inc.--$190,766

The 2004 MPC Plan is being filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Incentive Criteria for 2005

The Committee also established the financial objectives that will apply under the 2005 MPC Plan. The financial objectives will be operating profit and reduction in working capital. Qualitative factors will again relate primarily to individual's contributions for the year. The 2005 MPC Plan is being filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

LONG-TERM INCENTIVES

Long-Term Cash Incentive Payouts for 2003-2004

In early 2003 the Committee established a two-year cash incentive plan (the "LTI Plan") with management objectives based on cumulative operating profit with a performance period from January 1, 2003 through December 31, 2004. The financial opportunity varied according to the level of a participant's organizational responsibility. The Chief Executive Officer could attain 75% of his base pay as in effect on January 1, 2003, for achieving the targeted objective, and 112.5% for exceeding the maximum objective. The other executive officers had a lesser opportunity ranging from 40% to 50% at target and 60% to 75% at maximum. The 2003-2004 financial measure for the LTI Plan was cumulative operating profit over the plan performance period. The Committee approved payments under the LTI Plan to the named executive officers for the 2003-2004 performance period as follows:

Gordon D. Harnett, CEO--$658,125
Daniel A. Skoch, Senior VP Administration--$193,500
John D Grampa, VP Finance and CFO--$180,000
Richard J. Hipple, President of Alloy Products, Brush Wellman Inc.--$80,040

The LTI Plan is being filed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.

Long-Term Performance Share Incentive Plan for 2005-2007

The Committee established a three-year performance share incentive plan (the "2005 LTI Plan") with a performance period from January 1, 2005 through December 31, 2007. The financial opportunity varied according to the level of a participant's organizational responsibility. The Chief Executive Officer could attain 100% of his base pay as in effect on January 1, 2005, for achieving the targeted objective, and 150% for exceeding the maximum objective. The other executive officers had a lesser opportunity ranging from 45% to 60% at target and 67.5% to 90% at maximum. The 2005-2007 financial measure for the 2005 LTI Plan is cumulative operating profit over the plan performance period. The Performance Shares provide for payment of the cash value of the number of Common Shares of the Company stated in the award if the specified financial targets are met.

The number of performance shares at target will be determined on February 8, 2005 based on the following:

Gordon D. Harnett, CEO--$623,700 (base pay) x 100%
Daniel A. Skoch, Senior VP Administration--$280,000 (base pay) x 60%
John D. Grampa, VP Finance and CFO--$280,000 (base pay) x 60%
Richard J. Hipple, President of Alloy Products, Brush Wellman Inc.--$245,200 (base pay) x 45%

The 1995 Stock Incentive Plan was amended to add operating profit to the list of Management Objectives. Amendment No. 2 is being filed as Exhibit 10.4 and the 2005 LTI Plan is being filed as Exhibit 10.5 to this 8-K and are incorporated herein by reference.

Stock Option Grants

The Committee also awarded options to purchase Common Shares of the Company under the Company’s 1995 Stock Incentive Plan (as amended, the "Incentive Plan") to the Chief Executive Officer and the other named executive officers as follows:

Gordon D. Harnet, CEO--55,000 shares
Daniel A. Skoch, Senior VP Administration--15,000 shares
John D Grampa, VP Finance and CFO--15,000 shares
Richard J. Hipple, President of Alloy Products, Brush Wellman Inc.--10,000 shares

The effective date of the option grant will be February 8, 2005, and the exercise price will be the average of the high and low prices reported on that date. The Committee changed the form of option agreement to be used for these awards to reduce the vesting period from the 6-month period used in 2003 to 140 days. The Committee also provided for an extended post-retirement exercise period for the options granted to Mr. Harnett since he will reach retirement age during the 10-year term of the options. His options provide for exercisability throughout the 10-year option term, assuming employment through normal retirement. Mr. Harnett is currently 62 years old.

The Incentive Plan, and Amendment No. 1 thereto, were filed by Brush Wellman, Inc. as Exhibit A to its Proxy Statement dated March 16, 1998 and as Exhibit 4b to Post-Effective Amendment No. 1 to the Company’s Form S-8 Registration Statement No. 333-63357, respectively. The forms of Nonqualified Stock Option Agreements to be used for Mr. Harnett and the other named executive officers are being filed as Exhibits 10.6 and 10.7, respectively, to this Form 8-K and is incorporated herein by reference.

SPECIAL AWARD

In 2002 the Company discontinued its Supplemental Retirement Benefit Plan for the Chief Executive Officer as well as a few other participants in exchange for amounts paid in settlement of the Company's obligation. As a result, their retirement benefit is limited to the amount provided by the qualified pension plan. At its February 1, 2005 meeting, as reported in prior years proxy statements, the Committee exercised its discretion to authorize a special award in lieu of a supplemental plan to the Chief Executive Officer in the amount of $597,425.

Messrs. Skoch and Grampa had received similar awards in the amounts of $85,531 and 41,195, respectively, payable on January 3, 2005.

Item 9.01. Financial Statements and Exhibits.

10.1 2004 Management Performance Compensation Plan

10.2 2005 Management Performance Compensation Plan

10.3 2003-2004 Long-Term Incentive Plan

10.4 Amendment No. 2, dated as of February 1, 2005, to the 1995 Stock Incentive Plan

10.5 2005-2007 Long-Term Incentive Plan

10.6 Form of Nonqualified Stock Option Agreement for Mr. Harnett

10.7 Form of Nonqualified Stock Option Agreement for Messrs. Grampa, Skoch
and Hipple

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brush Engineered Materials Inc.

February 7, 2005	By:	/s/ Michael C. Hasychak

Name: Michael C. Hasychak
Title: Vice President, Treasurer and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	2004 Managment Performance Compensation Plan
10.2	2005 Managment Performance Compensation Plan
10.3	2003-2004 Long-Term Incentive Plan
10.4	Amendment No. 2, dated as of February 1, 2005 to the 1995 Stock Incentive Plan
10.5	2005-2007 Long-Term Incentive Plan
10.6	Form of Nonqualified Stock Option Agreement for Mr. Harnett
10.7	Form of Nonqualified Stock Option Agreement for Messrs. Grampa, Skoch and Hipple